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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): March 13, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-1941                                        24-0526133
(Commission File Number)                  (I.R.S. Employer Identification No.)

     1170 EIGHTH AVENUE
  BETHLEHEM, PENNSYLVANIA                             18016-7699
 (Address of Principal Executive Offices)             (Zip Code)

                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           On March 13, 2003, the Registrant issued a press release announcing that it had signed a definitive agreement to sell substantially all of its assets to International Steel Group Inc. The definitive agreement and the press release are filed as Exhibits 2 and 99 to this Form 8-K, respectively, and are hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                    Description
-----------                    -----------

          2. Asset Purchase Agreement dated as of March 12, 2003 among International Steel Group Inc., ISG Acquisition Inc., the Registrant and the other Sellers named therein.

          99.       Press Release of the Registrant dated March 13, 2003.







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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 2003
                                   BETHLEHEM STEEL CORPORATION


                                   By:        /s/ L.A. Arnett
                                             -----------------------------------
                                             L. A. Arnett
                                             Vice President and Controller









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                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

          2. Asset Purchase Agreement dated as of March 12, 2003 among International Steel Group Inc., ISG Acquisition Inc., the Registrant and the other Sellers named therein.

          99.       Press Release of the Registrant dated March 13, 2003.










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